SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
May 24, 2022

BREAD FINANCIAL HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15749	31-1429215
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3095 LOYALTY CIRCLE
COLUMBUS, Ohio 43219
(Address and Zip Code of Principal Executive Offices)

(614) 729-4000
(Registrant’s Telephone Number, including Area Code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BFH	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 24, 2022, Bread Financial Holdings, Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”) in a virtual-only format.  A total of 44,381,001 shares of the Company’s common stock were present or represented by proxy at the Annual Meeting, representing approximately 89.16% of the Company’s shares outstanding as of March 31, 2022, the record date set for the Annual Meeting. The matters voted on at the Annual Meeting and the results for each matter were as follows:

(a) Each of Ralph J. Andretta, Roger H. Ballou, John C. Gerspach, Jr., Karin J. Kimbrough, Rajesh Natarajan, Timothy J. Theriault, Laurie A. Tucker and Sharen J. Turney was elected as a director of the Company to serve until the 2023 annual meeting of stockholders.

Ralph J. Andretta

40,074,668	For
195,173	Against
23,681	Abstain
4,087,477	Broker Non-Votes

Roger H. Ballou

36,674,202	For
3,560,167	Against
59,152	Abstain
4,087,478	Broker Non-Votes

John C. Gerspach, Jr.

40,013,921	For
255,389	Against
24,212	Abstain
4,087,477	Broker Non-Votes

Karin J. Kimbrough

39,429,692	For
819,736	Against
44,094	Abstain
4,087,478	Broker Non-Votes

Rajesh Natarajan

40,016,453	For
226,388	Against
50,680	Abstain
4,087,479	Broker Non-Votes

Timothy J. Theriault

39,939,109	For
307,563	Against
46,851	Abstain
4,087,476	Broker Non-Votes

Laurie A. Tucker

39,316,620	For
932,491	Against
44,412	Abstain
4,087,477	Broker Non-Votes

Sharen J. Turney

38,362,838	For
1,886,627	Against
44,058	Abstain
4,087,477	Broker Non-Votes

(b) Executive compensation was approved, on an advisory basis, by the Company’s stockholders.

33,357,195	For
6,900,209	Against
36,117	Abstain
4,087,478	Broker Non-Votes

(c) The 2022 Omnibus Incentive Plan was approved by the Company’s stockholders.

38,856,470	For
1,409,475	Against
27,577	Abstain
4,087,477	Broker Non-Votes

(d) The selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2022 was ratified by the Company’s stockholders.

43,347,498	For
990,380	Against
43,122	Abstain

Item 8.01 Other Events.

Adoption of Trading Plan under Rule 10b5-1

On May 24, 2022, the Company entered into a written Rule 10b5-1 trading plan, pursuant to which the Company, through its broker in accordance with the plan, may sell certain shares of common stock of Loyalty Ventures Inc. between June 16, 2022 and December 15, 2022 in open market transactions conducted in compliance with Rule 144 under the Securities Act of 1933, as amended. Except as may be required by law, the Company does not undertake to report modifications, terminations or other activities under current or future 10b5-1 plans.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

The information contained in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bread Financial Holdings, Inc.

Date: May 31, 2022	By:	/s/ Joseph L. Motes III
Joseph L. Motes III
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary